UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2022
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ARTIVION, INC.

(Exact name of registrant as specified in its charter)
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Delaware	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

CRYOLIFE, INC.

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(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRY	NYSE

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 18, 2022, Artivion, Inc., formerly known as CryoLife, Inc., a Delaware corporation (the “Company”), changed its corporate name from “CryoLife, Inc.” to “Artivion, Inc.” pursuant to a Certificate of Amendment (the “Certificate of Amendment”) of the Certificate of Incorporation (as amended, the “Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware (the “Name Change”).

The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. The Name Change does not affect the rights of the Company’s stockholders, and there were no other changes to the Certificate of Incorporation. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The Board also approved an amendment and restatement of the Company’s Bylaws (the “Bylaws”) to reflect the Name Change (as amended and restated, the “Amended and Restated Bylaws”), effective January 18, 2022. There were no other changes to the Bylaws. A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

In connection with the Name Change, the Company’s ticker symbol will also change from “CRY” to “AORT” (the “Ticker Change”). Trading under the new ticker symbol on the New York Stock Exchange is anticipated to begin on January 24, 2022.

Item 8.01	Other Events.

On January 18, 2022, the Company issued a press release announcing the Company’s Name Change and Ticker Change. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 8.01 of this Current Report on Form 8-K, including the information in the press release attached hereto as Exhibit 99.1, is furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 8.01 of this Current Report on Form 8-K, including the information in the press release attached hereto as Exhibit 99.1, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment
3.2	Amended and Restated Bylaws
99.1	Press Release, dated January 18, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Artivion, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2022

ARTIVION, INC.

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer